UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2025

NuScale Power Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 NE Circle Blvd., Suite 200 Corvallis, OR	97330
(Address of principal executive offices)	(Zip Code)

(971) 371-1592

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2025, NuScale Power Corporation (the “Company”) and NuScale Power, LLC, a subsidiary of the Company (“NuScale LLC” and, together with the Company, “NuScale”), entered into an Exchange and Lock-Up Agreement (the “Agreement”) with Fluor Enterprises, Inc., a related party of NuScale (“Fluor”).

In connection with the previously scheduled quarterly exchange on August 12, 2025 (the “Exchange”) by Class B unitholders of NuScale LLC of certain of their Class B units of NuScale LLC (together with the cancellation of a corresponding number of Class B common stock of the Company) into a corresponding number of shares of Class A common stock of the Company (“Class A Stock”), pursuant to the Agreement and the Sixth Amended and Restated Limited Liability Company Agreement of NuScale LLC, the Company has agreed to increase the exchangeable amount for each Class B unitholder that has previously submitted an elective notice to up to 15,000,000. Fluor has agreed, subject to certain limited customary carve-outs, to a 30-day lock-up with respect to any shares received in connection with the Exchange as well as limiting any sales or other transfers of such shares to no more than 5% of the daily trading volume of Class A Stock until December 31, 2026.

The form of Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Agreement and the terms of which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
10.1	Exchange and Lock-Up Agreement, dated as of July 31, 2025, between NuScale and Fluor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: August 1, 2025	By:	/s/ Robert Ramsey Hamady
	Name:	Robert Ramsey Hamady
	Title:	Chief Financial Officer